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                                                                   EXHIBIT 10.41

                              PETsMART.COM, INC.

                             EMPLOYMENT AGREEMENT

     This Agreement is entered into as of May 12, 1999, (the "Effective Date") by and between PETsMART.com, Inc. (the "Company"), and Carina Schaldach ("Executive").

                                   RECITALS
                                   --------

     WHEREAS, the Executive has entered into that certain Employment Agreement by and between the Executive and PetJungle, Inc. (f.k.a. Interpet, Inc.) ("Target") dated March 1, 1999 (the "Original Employment Agreement");

     WHEREAS, pursuant to the Agreement and Plan of Reorganization dated as of the date hereof by and between Target and the Company (the "Merger Agreement"), Target has been merged with and into the Company, with the Company being the surviving corporation (the "Merger");

     WHEREAS, pursuant to the terms of the Merger Agreement, all obligations of Target, including the obligations under the Original Employment Agreement, have vested in the Company;

     WHEREAS, pursuant to the Original Employment Agreement, Executive was granted the right to purchase 1,047,000 shares of Target's Common Stock subject to a vesting requirement, which, pursuant to the Merger Agreement, have been converted into 28,540 shares of Common Stock of the Company (the "Restricted Shares");

     WHEREAS, the Company and Executive desire to retain the vesting schedule of the Restricted Shares set forth in the Original Employment Agreement;

     WHEREAS, the Company desires to grant to Executive the right to purchase additional restricted shares of Common Stock of the Company, which also shall be subject to a vesting requirement;

     WHEREAS, the Company and the Executive therefore desire to amend and restate the Original Employment Agreement in its entirety as set forth herein, effective upon the effectiveness of the Merger;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt and
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sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and between the parties as follows:

     1.   Amendment of Original Employment Agreement.  As of the date of the
          ------------------------------------------
effectiveness of the Merger, this Agreement shall amend and restate the Original Employment Agreement in its entirety.

     2.   Position and Duties.  Executive shall be employed, as of the Effective
          -------------------
Date, as Chief Operating Officer of the Company, reporting to the Company's Board of Directors and assuming and discharging such responsibilities as are commensurate with Executive's position. Executive shall perform her duties faithfully and to the best of her ability and shall devote her full business time and effort to the performance of her duties hereunder.

     3.   At-Will Employment.  The parties agree that Executive's employment
          ------------------
with the Company shall be "at-will" employment and may be terminated at any time with or without cause or notice at the option of either the Company or Executive. No provision of this Agreement shall be construed as conferring upon Executive a right to continue as an employee of the Company.

     4.   Compensation.  For all services to be rendered by Executive pursuant
          ------------
to this Agreement, Executive shall receive $88,000 on an annual basis (the "Base Salary"), payable monthly in accordance with the Company's normal payroll practices. Executive understands and agrees that neither her job performance nor promotions, commendations, bonuses or the like from the Company give rise to or in any way serve as the basis for modification, amendment, or extension by implication or otherwise, of this Agreement.

     5.   Discretionary Bonus.  The performance of Executive and the Company may
          -------------------
be reviewed by the Board annually, and, on that basis, the Board may, in its discretion, award the Executive a bonus. Any such bonus shall be subject to applicable withholding.

     6.   Other Benefits.  During her employment hereunder, Executive shall be
          --------------
entitled to participate in the employee benefit plans and programs of the Company, if any, to the extent that her position, tenure, salary, age, health and other qualifications make her eligible to participate in such plans or programs, subject to the rules and regulations applicable thereto. The Company reserves the right to cancel or change the benefit plans and programs it offers to its employees at any time.

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     7.   Restricted Stock.
          ----------------

          (a) Executive purchased the Restricted Shares pursuant to that certain Restricted Stock Purchase Agreement between Executive and Target dated March 15, 1999, which is attached hereto as Exhibit A (the "Target Restricted
                                            ---------
Stock Agreement"). The Restricted Shares are subject to the terms, definitions and provisions of the Target Restricted Stock Agreement, which is incorporated herein by reference.

          (b) As of the Effective Date, Executive has the right to purchase a total of 387,283 shares of the Company's Common Stock at an exercise price of $0.20 per share on the date of grant (the "Founders' Stock"). The Founders' Stock shall vest as to 20% of the shares subject to the restricted stock on the date of grant and as to 20% of the remaining shares subject to the restricted stock annually thereafter, so that the shares are fully vested four years from the date of grant. Vesting of the Founders' Stock shall be subject to Executive's continued employment with the Company on the relevant vesting dates. The Founders' Stock shall be subject to the terms, definitions and provisions of the Restricted Stock Purchase Agreement by and between Executive and the Company attached hereto as Exhibit B (the "Company Restricted Stock Agreement"), which
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is incorporated herein by reference.

          (c)  Notwithstanding anything to the contrary contained in this
Section 7, if Executive's employment with the Company terminates involuntarily by the Executive or as a result of an "Involuntary Termination" (as defined herein) at any time within six (6) months after a "Change of Control" (as defined herein), then the Executive shall immediately vest in and have the right to exercise the Restricted Shares and Founders' Stock as to 50% of the unvested shares as of the date of such termination.

          For this purpose, "Change of Control" of the Company is defined as:
(i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or (ii) a change in the composition of the Board of Directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or (iii) the date of the consum-

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mation of a merger or consolidation of the Company with any other corporation that has been approved by the stockholders of the Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company; or (iv) the date of the consummation of the sale or disposition by the Company of all or substantially all the Company's assets.

          For this purpose, "Involuntary Termination" shall mean (i) without Executive's consent, the significant reduction of her duties or responsibilities relative to her duties or responsibilities in effect immediately prior to such reduction; (ii) without Executive's consent, a significant reduction by the Company in Base Salary as in effect immediately prior to such reduction; (iii) a significant reduction by the Company in the kind or level of employee benefits to which Executive is entitled immediately prior to such reduction with the result that Executive's overall benefits package is significantly reduced; or
(iv) any purported termination of Executive by the Company which is not effected by virtue of her death, permanent and total disability, or for "Cause" (as defined herein).

     8.   Right to Purchase Stock.  As of the Effective Date, the Board shall
          -----------------------
grant Executive the right to purchase 48,000 shares of the Company's Series C Preferred Stock at a purchase price of $1.67 per share on the date of grant (the "Stock"). The Stock shall be subject to the terms, definitions and provisions of that certain Preferred Stock Purchase Agreement by and among the Company and certain investors dated as of May ____, 1999 (the "Stock Agreement"), which is incorporated herein by reference.

     9.   Expenses.  The Company shall reimburse Executive for reasonable
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travel, entertainment or other expenses incurred by Executive in the furtherance of or in connection with the performance of Executive's duties hereunder, in accordance with the Company's expense reimbursement policy as in effect from time to time.

     10.  Severance Benefits.  If Executive's employment with the Company
          ------------------
terminates other than voluntarily or for "Cause" (as defined herein) while employed hereunder, then up to fifty percent (50%) of the shares subject to the Founders' Stock granted to Executive pursuant to Section 6 of this Agreement will accelerate and become fully vested.

          For this purpose, "Cause" is defined as (i) an act of dishonesty made by Executive in connection with Executive's responsibilities as an employee,
(ii) Executive's conviction of, or plea of nolo contendere to, a felony, (iii)
                                           ---------------
Executive's

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serious misconduct, (iv) Executive's continued violations of her employment duties after Executive has received a written demand for performance from the Company which specifically sets forth the factual basis for the Company's belief that Executive has not substantially performed her duties, or (v) Executive's death or permanent and total disability.

     11.  Right to Advice of Counsel.  Executive acknowledges that he has had
          --------------------------
the right to consult with counsel and is fully aware of her rights and obligations under this Agreement.

     12.  Successors.
          ----------

          (a)  Company's Successors. Any successor to the Company (whether
               --------------------
direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term "Company," shall include any successor to the Company's business and/or assets which executes and delivers the assumption agreement described in this subsection (a) or which becomes bound by the terms of this Agreement by operation of law.

          (b)  Executive's Successors. Without the written consent of the
               ----------------------
Company, Executive shall not assign or transfer this Agreement or any right or obligation under this Agreement to any other person or entity. Notwithstanding the foregoing, the terms of this Agreement and all rights of Executive hereunder shall inure to the benefit of, and be enforceable by, Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     13.  Notice Clause.
          -------------

          (a)  Manner. Any notice hereby required or permitted to be given shall
               ------
be sufficiently given if in writing and upon mailing by registered or certified mail, postage prepaid, to either party at the address of such party or such other address as shall have been designated by written notice by such party to the other party.

          (b)  Effectiveness. Any notice or other communication required or
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permitted to be given under this Agreement will be deemed given on the day when delivered in person, or the third business day after the day on which such notice was mailed in accordance with this Section.

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     14.  Arbitration.
          -----------

          (a) Except as provided in Section 13(c) below, the parties hereto agree that any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof; shall be finally settled by binding arbitration, unless otherwise required by law, to be held in Los Angeles, California under the National Rules for the Resolution of Employment Disputes of the American Arbitration Association as then in effect (the "Rules"). The arbitrator(s) may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator(s) shall be final, conclusive and binding on the parties to the arbitration, and judgment may be entered on the decision of the arbitrator(s) in any court having jurisdiction.

          (b) The arbitrator(s) shall apply California law to the merits of any dispute or claim, without reference to rules of conflicts of law.

          (c) The parties may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief, as necessary, without breach of this arbitration agreement and without abridgement of the powers of the arbitrator.

          (d) EXECUTIVE HAS READ AND UNDERSTANDS THIS SECTION, WHICH DISCUSSES ARBITRATION. EXECUTIVE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, EXECUTIVE AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH OR TERMINATION THEREOF TO BINDING ARBITRATION, UNLESS OTHERWISE REQUIRED BY LAW, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EXECUTIVE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO EXECUTIVE'S RELATIONSHIP WITH THE COMPANY, INCLUDING BUT NOT LIMITED TO, CLAIMS OF HARASSMENT, DISCRIMINATION, WRONGFUL TERMINATION AND ANY STATUTORY CLAIMS.

     15.  Severability.  The invalidity or unenforceability of any provision of
          ------------
this Agreement, or any terms hereof, shall not affect the validity or enforceability of any other provision or term of this Agreement.

     16.  Integration.  This Agreement, the Restricted Stock Agreement, and the
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Stock Agreement represent the entire agreement and understanding between the parties as to the subject matter herein and supersede all prior or contemporaneous agreements whether written or oral. No waiver, alteration, or modification of any of

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the provisions of this Agreement shall be binding unless in writing and signed by duly authorized representatives of the parties hereto.

     17.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the internal substantive laws, but not the choice of law rules, of the state of California.

                     (Signatures appear on the next page.)

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     IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by their duly authorized officers, as of the day and year first above written.


                              PETsMART.COM, INC.


                              /s/ Tom McGovern
                              ------------------------------
                              Tom McGovern, Jr., President



                              EXECUTIVE


                              /s/ Carina Schaldach
                              ------------------------------
                              Carina Schaldach

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                                   EXHIBIT A
                                   ---------

                       Target Restricted Stock Agreement

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                                   EXHIBIT B
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                      Company Restricted Stock Agreement

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